Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

Lennar Corporation

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4337490 (I.R.S. employer identification no.)

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

308 Furman, Ltd.	Texas	01-0757175

360 Developers, LLC	Florida	03-0469008

Ann Arundel Farms, Ltd.	Texas	76-0594649

Aquaterra Utilities, Inc.	Florida	59-3674555

Asbury Woods L.L.C.	Illinois	36-4491586

Astoria Options, LLC	Delaware	26-3838861

Autumn Creek Development, Ltd.	Texas	76-0566381

Aylon, LLC	Delaware	74-3135055

Bainebridge 249, LLC	Florida	45-5434000

Bay Colony Expansion 369, Ltd.	Texas	01-0634897

Bay River Colony Development, Ltd.	Texas	None

BB Investment Holdings, LLC	Nevada	None

BCI Properties, LLC	Nevada	None

Bellagio Lennar, LLC	Florida	46-0560657

Belle Meade LEN Holdings, LLC	Florida	27-1137331

Belle Meade Partners, LLC	Florida	20-3287566

BPH I, LLC	Nevada	None

Bramalea California, Inc.	California	95-3426206

Bressi Gardenlane, LLC	Delaware	47-0876961

Builders LP, Inc.	Delaware	43-1981685

Cambria L.L.C.	Illinois	36-4343919

Cary Woods LLC	Illinois	36-4511011

Casa Marina Development, LLC	Florida	55-0817596

Caswell Acquisition Group, LLC	Delaware	None

Cedar Lakes II, LLC	North Carolina	None

Chancellor Place at Hamilton, LLC	New Jersey	45-2994842

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Cherrytree II LLC	Maryland	75-2988548

CL Ventures, LLC	Florida	11-3728443

Colonial Heritage LLC	Virginia	20-0646289

Concord Station, LLP	Florida	20-0986458

Coto De Caza, Ltd., Limited Partnership	California	33-0738531

Coventry L.L.C.	Illinois	36-4511106

CPFE, LLC	Maryland	45-5433728

CP Red Oak Management, LLC	Texas	None

CP Red Oak Partners, Ltd.	Texas	20-1064026

Creekside Crossing, L.L.C.	Illinois	43-2052256

Danville Tassajara Partners, LLC	Delaware	20-1461254

Darcy-Joliet, LLC	Illinois	20-1290431

DBJ Holdings, LLC	Nevada	None

DTC Holdings of Florida, LLC	Florida	45-2118119

Estates Seven, LLC	Delaware	52-2274380

Evergreen Village LLC	Delaware	59-3801488

F&R Florida Homes, LLC	Florida	27-2136138

F&R QVI Home Investments USA, LLC	Delaware	20-8024189

FLORDADE LLC	Florida	38-3832923

Fox-Maple Associates, LLC	New Jersey	43-1997377

Friendswood Development Company, LLC	Texas	74-2859478

Garco Investments, LLC	Florida	65-1151300

Greentree Holdings, LLC	New Jersey	76-0693003

Greystone Construction, Inc.	Arizona	86-0864245

Greystone Homes, Inc.	Delaware	93-1070009

Greystone Homes of Nevada, Inc.	Delaware	88-0412604

Greystone Nevada, LLC	Delaware	88-0412611

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Greywall Club L.L.C.	Illinois	20-1083688

Harveston, LLC	Delaware	02-0613649

Haverford Venture L.L.C.	Illinois	20-0064473

Haverton L.L.C.	Illinois	30-0057181

HCC Investors, LLC	Delaware	33-0770138

Heathcote Commons LLC	Virginia	20-1178932

Heritage of Auburn Hills, L.L.C.	Michigan	38-3395118

Hewitts Landing Trustee, LLC	Massachusetts	27-2909649

Home Buyer’s Advantage Realty, Inc.	Texas	76-0573246

Homecraft Corporation	Texas	76-0334090

HTC Golf Club, LLC	Colorado	26-0312522

Inactive Companies, LLC	Florida	26-2094631

Independence L.L.C.	Virginia	76-0651137

Isles at Bayshore Club, LLC	Florida	27-2304291

Lakelands at Easton, L.L.C.	Maryland	03-0501970

Lakeside Farm, LLC	Maryland	None

Largo Park Multifamily Developer, LLC	Delaware	45-2976674

LCD Asante, LLC	Delaware	26-1131090

Legends Club, LLC	Florida	48-1259544

Legends Golf Club, LLC	Florida	59-3691814

LEN – Belle Meade, LLC	Florida	27-1077754

LEN – CG South, LLC	Florida	45-4599963

LEN – Palm Vista, LLC	Florida	27-1077269

LEN Paradise Cable, LLC	Florida	27-2559480

LEN Paradise Operating, LLC	Florida	27-2559369

Len Paradise, LLC	Florida	27-0950511

Lencraft, LLC	Maryland	20-1749015

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

LENH I, LLC	Florida	56-2349820

Len-Hawks Point, LLC	Florida	45-4049841

Lennar – BVHP, LLC	California	94-3332430

Lennar Aircraft I, LLC	Delaware	20-2424732

Lennar Arizona, Inc.	Arizona	20-5335505

Lennar Arizona Construction, Inc.	Arizona	20-5335712

Lennar Associates Management, LLC	Delaware	52-2257293

Lennar Associates Management Holding Company	Florida	31-1806357

Lennar Bridges, LLC	California	33-0843355

Lennar Buffington Colorado Crossing, L.P.	Texas	20-2002341

Lennar Buffington Zachary Scott, L.P.	Texas	20-1577414

Lennar Carolinas, LLC	Delaware	20-3150607

Lennar Central Park, LLC	Delaware	20-1087322

Lennar Central Region Sweep, Inc.	Nevada	65-1111068

Lennar Central Texas, L.P.	Texas	20-5336543

Lennar Chicago, Inc.	Illinois	36-3971759

Lennar Cobra, LLC	Delaware	26-3945098

Lennar Colorado, LLC	Colorado	20-0451796

Lennar Communities, Inc.	California	33-0855007

Lennar Communities Development, Inc.	Delaware	86-0262130

Lennar Communities Nevada, LLC	Nevada	20-3035653

Lennar Communities of Chicago L.L.C.	Illinois	20-2036535

Lennar Construction, Inc.	Arizona	86-0972186

Lennar Coto Holdings, L.L.C.	California	33-0787906

Lennar Developers, Inc.	Florida	48-1259540

Lennar Distressed Investments, LLC	Delaware	27-1816535

Lennar Family of Builders GP, Inc.	Delaware	43-1981691

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Lennar Family of Builders Limited Partnership	Delaware	43-1981697

Lennar Fresno, Inc.	California	33-1008718

Lennar Gardens, LLC	Florida	27-4501329

Lennar Georgia, Inc.	Georgia	20-8892316

Lennar Greer Ranch Venture, LLC	California	33-0888370

Lennar Heritage Fields, LLC	California	27-3194383

Lennar Hingham Holdings, LLC	Delaware	20-2866090

Lennar Hingham JV, LLC	Delaware	20-2866001

Lennar Homes Holding, LLC	Delaware	16-1641233

Lennar Homes, LLC	Florida	59-0711505

Lennar Homes of Arizona, Inc.	Arizona	65-0163412

Lennar Homes of California, Inc.	California	93-1223261

Lennar Homes of Texas Land and Construction, Ltd.	Texas	75-2792018

Lennar Homes of Texas Sales and Marketing, Ltd.	Texas	75-2792019

Lennar Illinois Trading Company, LLC	Illinois	None

Lennar Imperial Holdings Limited Partnership	Delaware	20-2552367

Lennar International Holding, LLC	Delaware	None

Lennar International, LLC	Delaware	None

Lennar Land Partners Sub, Inc.	Delaware	65-0776454

Lennar Land Partners Sub II, Inc.	Nevada	88-0429001

Lennar Layton, LLC	Delaware	26-3797850

Lennar Long Beach Promenade Partners, LLC	Delaware	20-1258506

Lennar Lytle, LLC	Delaware	20-2374724

Lennar Mare Island, LLC	California	33-0789053

Lennar Marina A Funding, LLC	Delaware	27-0762082

Lennar Massachusetts Properties, Inc.	Delaware	20-2681100

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Lennar Middletown, LLC	New Jersey	45-5441987

Lennar Multifamily Investors, LLC	Delaware	45-2701002

Lennar New Jersey Properties Inc.	Delaware	20-2681142

Lennar New York, LLC	New York	20-3160452

Lennar Northeast Properties, Inc.	Nevada	20-2552288

Lennar Northeast Properties LLC	New Jersey	20-4874094

Lennar Northwest, Inc.	Delaware	45-2978961

Lennar Pacific, Inc.	Delaware	88-0412608

Lennar Pacific Properties, Inc.	Delaware	88-0412607

Lennar Pacific Properties Management, Inc.	Delaware	30-0139878

Lennar PI Acquisition, LLC	New Jersey	26-1531638

Lennar PI Property Acquisition, LLC	New Jersey	26-1531376

Lennar PIS Management Company, LLC	Delaware	26-3218984

Lennar Placentia TOD Properties, LLC	Delaware	20-1819045

Lennar PNW, Inc.	Washington	20-2977927

Lennar Point, LLC	New Jersey	46-0534484

Lennar Port Imperial South, LLC	Delaware	20-2552353

Lennar Realty, Inc.	Florida	76-0683361

Lennar Renaissance, Inc.	California	33-0726195

Lennar Reno, LLC	Nevada	22-3895412

Lennar Rialto Investment LP	Delaware	27-1437879

Lennar Riverside West, LLC	Delaware	20-2552385

Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey	20-2562043

Lennar Sacramento, Inc.	California	33-0794993

Lennar Sales Corp.	California	95-4716082

Lennar San Jose Holdings, Inc.	California	65-0645170

Lennar/Shadeland, LLC	Pennsylvania	None

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Lennar Southland I, Inc.	California	33-0801714

Lennar Southwest Holding Corp.	Nevada	91-1933536

Lennar Spencer’s Crossing, LLC	Delaware	20-2906597

Lennar Texas Holding Company	Texas	75-2788257

Lennar Trading Company, LP	Texas	72-1574089

Lennar Ventures, LLC	Florida	26-3103505

Lennar West Valley, LLC	California	20-1342854

Lennar.com Inc.	Florida	65-0980149

Lennar/LNR Camino Palomar, LLC	California	90-0159727

Lennar-Lantana Boatyard, Inc.	Florida	56-2321100

LEN-Ryan 1, LLC	Florida	None

Len-Verandahs, LLP	Florida	20-3021304

LFS Holding Company, LLC	Delaware	65-1105931

LH Eastwind, LLC	Florida	20-0097714

LH-EH Layton Lakes Estates, LLC	Arizona	04-3741040

LHI Renaissance, LLC	Florida	02-0680656

LMI-Jacksonville, LLC	Delaware	45-3307890

LMI-JC Developer, LLC	Delaware	38-3875832

LMI-JC, LLC	Delaware	90-0843143

LMI Naperville, LLC	Delaware	90-0865043

LNC at Meadowbrook, LLC	Illinois	36-0026164

LNC at Ravenna, LLC	Illinois	41-2088272

LNC Communities I, Inc.	Colorado	84-1317557

LNC Communities II, LLC	Colorado	84-1317558

LNC Communities III, Inc.	Colorado	84-1361682

LNC Communities IV, LLC	Colorado	84-1512061

LNC Communities V, LLC	Colorado	84-1513989

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

LNC Communities VI, LLC	Colorado	84-1556776

LNC Communities VII, LLC	Colorado	84-1534329

LNC Communities VIII, LLC	Colorado	84-1553326

LNC Communities IX, LLC	Colorado	None

LNC Northeast Mortgage, Inc.	Delaware	54-1830770

LNC Pennsylvania Realty, Inc.	Pennsylvania	23-2991585

Long Beach Development, LLC	Texas	26-2321011

Lori Gardens Associates, L.L.C.	New Jersey	76-0664697

Lori Gardens Associates II, LLC	New Jersey	20-1944492

Lori Gardens Associates III, LLC	New Jersey	20-1944674

Lorton Station, LLC	Virginia	76-0694499

LW D’Andrea, LLC	Delaware	20-4489534

Madrona Ridge L.L.C.	Illinois	20-0278584

Madrona Village L.L.C.	Illinois	36-4343916

Madrona Village Mews L.L.C.	Illinois	36-0026266

Majestic Woods, LLC	New Jersey	74-3001871

Marble Mountain Partners, LLC	Delaware	41-2076340

Mid-County Utilities, Inc.	Maryland	76-0610395

Mission Viejo 12S Venture, LP	California	33-0615197

Mission Viejo Holdings, Inc.	California	33-0785862

Moffett Meadows Partners, LLC	Delaware	56-2320229

NC Properties I, LLC	Delaware	27-3443043

NC Properties II, LLC	Delaware	27-3443142

Northbridge L.L.C.	Illinois	36-4511102

Northeastern Properties LP, Inc.	Nevada	20-2552328

OHC/Ascot Belle Meade, LLC	Florida	20-3276553

One SR, L.P.	Texas	75-3030507

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Palm Gardens At Doral Clubhouse, LLC	Florida	26-0801736

Palm Gardens at Doral, LLC	Florida	20-3959088

Palm Vista Preserve, LLC	Florida	83-0426521

PD-Len Boca Raton, LLC	Delaware	20-8734358

PD-Len Delray, LLC	Delaware	20-8734555

PG Properties Holding, LLC	North Carolina	26-4059800

Pioneer Meadows Development, LLC	Nevada	20-0939113

Pioneer Meadows Investments, LLC	Nevada	20-0939094

POMAC, LLC	Maryland	11-3708149

Port Imperial South Building 14, LLC	New Jersey	20-2562223

Prestonfield L.L.C.	Illinois	36-4511103

Providence Lakes, LLP	Florida	20-1744772

PT Metro, LLC	Delaware	45-4508755

Raintree Village, L.L.C.	Illinois	20-0090390

Raintree Village II L.L.C.	Illinois	20-2118282

Renaissance Joint Venture	Florida	20-0035665

Reserve @ Pleasant Grove II LLC	New Jersey	90-0527127

Reserve @ Pleasant Grove LLC	New Jersey	90-0527123

Reserve at River Park, LLC	New Jersey	72-1537694

Reserve at South Harrison, LLC	New Jersey	76-0682273

Rialto Capital Advisors of New York, LLC	Delaware	27-1935347

Rialto Capital Advisors, LLC	Delaware	27-0953057

Rialto Capital Management, LLC	Delaware	26-4136837

Rialto Capital Partners, LLC	Delaware	27-1433261

Rialto Capital Services, LLC	Delaware	27-0952971

Rialto Partners GP, LLC	Delaware	26-4163601

Rialto REGI, LLC	Florida	27-3570936

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Rialto RL CML 2009-1, LLC	Delaware	27-1805951

Rialto RL RES 2009-1, LLC	Delaware	27-1805869

Rivendell Joint Venture	Florida	65-0843443

Rivenhome Corporation	Florida	76-0569346

RL BB Clearwater, LLC	Florida	27-4683442

RL BB FINANCIAL, LLC	Florida	27-3564237

RL BB Ocala, LLC	Florida	27-4683383

RL BB-AL, LLC	Alabama	27-5306996

RL BB-FL Hillsborough, LLC	Florida	27-4842262

RL BB-GA, LLC	Georgia	27-5305030

RL BB-IL, LLC	Illinois	27-5305154

RL BB-MD CSM, LLC	Maryland	36-4715972

RL BB-MS, LLC	Mississippi	27-5305630

RL BB-NC, LLC	North Carolina	27-5305929

RL BB-OH, LLC	Ohio	27-5306531

RL BB-TN BRISTOL, LLC	Tennessee	45-0826771

RL BB-TN RACEDAY TOWER, LLC	Tennessee	45-2304147

RL BB-TN, LLC	Tennessee	27-5306383

RL BB-TX, LLC	Texas	27-5306654

RL BB-WV, LLC	West Virginia	27-5306811

RL CMBS Holdings, LLC	Delaware	27-3938742

RL CMBS Investor, LLC	Delaware	27-3938793

RL REGI ALABAMA, LLC	Alabama	27-3581951

RL REGI ARKANSAS, LLC	Arkansas	27-3571297

RL REGI FINANCIAL, LLC	Florida	27-3562025

RL REGI FLORIDA, LLC	Florida	27-3562743

RL REGI GEORGIA, LLC	Georgia	27-3581167

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

RL REGI KANSAS, LLC	Kansas	27-3581457

RL REGI LOUISIANA, LLC	Louisiana	27-3571080

RL REGI MISSISSIPPI, LLC	Mississippi	27-3620674

RL REGI MISSOURI, LLC	Missouri	27-3599879

RL REGI NORTH CAROLINA, LLC	North Carolina	27-3580984

RL REGI SOUTH CAROLINA, LLC	South Carolina	27-3598905

RL REGI TENNESSEE, LLC	Tennessee	27-3565886

RL REGI VIRGINIA, LLC	Virginia	27-3581298

RL REGI-AL Carrington, LLC	Alabama	27-4342485

RL REGI-AL HMS, LLC	Alabama	45-2830302

RL REGI-AL HP, LLC.	Alabama	45-1295816

RL REGI-AR GBE, LLC	Arkansas	45-2354119

RL REGI-FL APOPKA, LLC	Florida	45-2315176

RL REGI-FL CUTLER RIDGE, LLC	Florida	45-0634542

RL REGI-FL FT. PIERCE, LLC	Florida	27-3562513

RL REGI-FL ITALIA, LLC	Florida	27-5401776

RL REGI-FL PASCO COUNTY, LLC	Florida	27-3571207

RL REGI-FL RUSKIN, LLC	Florida	27-3562637

RL REGI-FL SARASOTA, LLC	Florida	45-1295240

RL REGI-FL VARC, LLC	Florida	45-1644591

RL REGI-GA AS VILLAS, LLC	Georgia	45-2062682

RL REGI-GA DRAD, LLC	Georgia	38-3844764

RL REGI-GA HAY DB, LLC	Georgia	45-2042850

RL REGI-GA MHU, LLC	Georgia	45-1643350

RL REGI-KS Conquest, LLC	Kansas	45-1012150

RL REGI-MO BRANSON, LLC	Missouri	45-1011486

RL REGI-MO GMB, LLC	Missouri	45-3113238

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

RL REGI-MO MOSCOW MILLS, LLC	Missouri	27-3600711

RL REGI-MO PIN OAK, LLC	Missouri	45-2658026

RL REGI-MS Double H, LLC	Missouri	45-2686642

RL REGI-MS OCEAN SPRINGS, LLC	Mississippi	45-0826594

RL REGI-NC GTREE, LLC	North Carolina	45-1348728

RL REGI-NC Little Wing LLC	North Carolina	45-2830182

RL REGI-NC Mland, LLC	North Carolina	27-4698876

RL REGI-NC RALEIGH, LLC	North Carolina	27-3581025

RL REGI-NC SUGARM, LLC	North Carolina	45-2658142

RL REGI-SC LAKE E, LLC	South Carolina	37-1641019

RL REGI-TN OAK, LLC	Tennessee	45-0826911

RL REGI-TN Sevierville, LLC	Tennessee	27-5271410

RL REGI-TN SPRINGHILL, LLC	Tennessee	45-1295653

RL REGI-TN WILLIAMSON, LLC	Tennessee	45-2496119

RL REGI-VA GLENA, LLC	Virginia	45-2496228

Rutenberg Homes, Inc.	Florida	76-0340291

Rutenberg Homes of Texas, Inc.	Texas	76-0215995

Rye Hill Company, LLC	New York	20-0809495

S. Florida Construction, LLC	Florida	71-0949799

S. Florida Construction II, LLC	Florida	72-1567303

S. Florida Construction III, LLC	Florida	72-1567302

San Lucia, LLC	Florida	20-4372714

Santa Ana Transit Village, LLC	California	45-0512621

Savannah Development, Ltd.	Texas	76-0654193

Savell Gulley Development, LLC	Texas	26-2592101

Scarsdale, LTD.	Texas	27-0080619

Schulz Ranch Developers, LLC	Delaware	20-4092311

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

Seminole/70th, LLC	Florida	56-2529886

Siena at Old Orchard, LLC	Illinois	20-1476765

Southbank Holding, LLC	Florida	45-2420546

Spanish Springs Development, LLC	Nevada	76-0672277

St. Charles Active Adult Community, LLC	Maryland	20-1659598

Stoney Corporation	Florida	59-3374931

Stoney Holdings, LLC	Florida	27-5428554

Stoneybrook Clubhouse, Inc.	Florida	76-0555539

Stoneybrook Golf Club, Inc.	Florida	76-0669064

Stoneybrook Joint Venture	Florida	59-3386329

Strategic Cable Technologies, L.P.	Texas	20-1179138

Strategic Holdings, Inc.	Nevada	91-1770357

Strategic Technologies, LLC	Florida	65-0523605

Summerfield Venture L.L.C.	Illinois	20-0753624

Summerwood, LLC	Maryland	27-0045425

TCO QVI, LLC	Delaware	45-3568663

Temecula Valley, LLC	Delaware	43-1971997

The Baywinds Land Trust	Florida	11-6591848

The Bridges at Rancho Santa Fe Sales Company, Inc.	California	33-0886703

The Bridges Club at Rancho Santa Fe, Inc.	California	33-0867612

The LNC Northeast Group, Inc.	Delaware	54-1774997

The Preserve at Coconut Creek, LLC	Florida	20-3287825

Treviso Holding, LLC	Florida	45-1961704

Tustin Villas Partners, LLC	Delaware	41-2076342

Tustin Vistas Partners, LLC	Delaware	32-0054237

U.S. Home Corporation	Delaware	52-2227619

U.S. Home of Arizona Construction Co.	Arizona	74-2402824

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

U.S. Home Realty, Inc.	Texas	76-0136964

U.S.H. Los Prados, Inc.	Nevada	88-0232393

U.S.H. Realty, Inc.	Maryland	74-2765031

USH Equity Corporation	Nevada	76-0450341

USH – Flag, LLC	Florida	26-3984776

USH LEE, LLC	Florida	27-5368263

USH (West Lake), Inc.	New Jersey	22-3471278

USH Woodbridge, Inc.	Texas	76-0561576

UST Lennar GP PIS 10, LLC	Delaware	26-3219799

UST Lennar GP PIS 7, LLC	Delaware	26-3219172

Valencia at Doral, LLC	Florida	20-3959040

Vineyard Point 2009, LLC	California	26-4562548

WCP, LLC	South Carolina	51-0461143

West Chocolate Bayou Development, LLC	Texas	26-2320867

West Lake Village, LLC	New Jersey	23-2861558

West Van Buren L.L.C.	Illinois	36-4347398

Westchase, Inc.	Nevada	91-1954138

Willowbrook Investors, LLC	New Jersey	76-0687252

Woodbridge Multifamily Developer I, LLC	Delaware	45-2921413

Woodbridge Multifamily Developer II, LLC	Delaware	45-2921631

Wright Farm, L.L.C.	Virginia	76-0629136

700 Northwest 107th Avenue Miami, Florida (Address of principal executive offices)	33172 (Zip code)

Series B 4.75% Senior Notes due 2017

and Guarantees of Series B 4.75% Senior Notes due 2017

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

5.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

6.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 4th day of September, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Julie Hoffman-Ramos
Name:	Julie Hoffman-Ramos
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business June 30, 2012, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	825
Interest-bearing balances	395
Securities:
Held-to-maturity securities	0
Available-for-sale securities	644,459
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	66,300
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	6,696
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	173,416
Other assets	132,067

Total assets	$1,880,471

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		Dollar Amounts in Thousands
LIABILITIES

Deposits:
In domestic offices		500
Noninterest-bearing	500
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)		0
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		229,395
Total liabilities		229,895
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,520
Not available
Retained earnings		523,267
Accumulated other comprehensive income		4,789
Other equity capital components		0
Not available
Total bank equity capital		1,650,576
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,650,576

Total liabilities and equity capital		1,880,471

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz	)	CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President Frank P. Sulzberger, MD William D. Lindelof, MD	) ) )	Directors (Trustees)

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